BBH Tax Exempt Money Fund
Portfolio of BBH Trust

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Supplement to the Prospectus and Statement of Additional Information dated October 31, 2008

The purpose of this supplement is to inform you that the Board of Trustees to the BBH Tax Exempt Money Fund (the “Fund”) approved a liquidation of the Fund.  The liquidation is scheduled to occur on October 23, 2009.

Cusip           05528C303

Date:  October 7, 2009